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                                                                  Exhibit 23.1




CONSENT OF INDEPENDENT AUDITORS




Burnham Pacific Properties, Inc.

We consent to the incorporation by reference in Registration Statement Nos. 333-10559 on Form S-8 and 33-56555 and 333-31591 on Form S-3 of Burnham
Pacific Properties, Inc. of our report dated February 12, 1998 appearing in this Annual Report on Form 10-K of Burnham Pacific Properties, Inc. for the year ended December 31, 1997.

//Deloitte & Touche, LLP//

March 18, 1998
San Diego, California